EXHIBIT 32
CERTIFICATION

The undersigned certify pursuant to 18 U.S.C. § 1350, that:

(1)	The accompanying Quarterly Report on Form 10-Q for the period ended June 30, 2019 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the accompanying report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	August 6, 2019	/s/ Vernon J. Hanzlik
Vernon J. Hanzlik
President and Chief Executive Officer

Date:	August 6, 2019	/s/ David G. Ristow
David G. Ristow
Chief Financial Officer